EXHIBIT 10.2

NEWBRIDGE GLOBAL VENTURES, INC.

NOTICE OF GRANT OF STOCK OPTION

NewBridge Global Ventures, Inc. (the “Company”), pursuant to the Stock Option Agreement attached hereto as Attachment 1 (the “Agreement”), has granted an option (the “Option”) to purchase the number of shares of the Company’s common stock set forth below.  The Option is subject to all of the terms and conditions set forth herein, all of which are incorporated herein in their entirety.  This Notice of Grant shall serve as the signature page to the Agreement.

Participant Name:Go Fund, LLC

Date of GrantJuly 12, 2018

Vesting Commencement DatePer vesting schedule below

Shares Subject to the Option10,000,000

Exercise Price per Share$0.0001

Total Exercise Price $1,000.00

Expiration DateDecember 31, 2019

Vesting Schedule:Subject to any acceleration provided in this Agreement, the Option shall be exercisable, in whole or in part, upon achievement of the following milestones and events:

4,000,000 of the above options vest upon the Company completing of the acquisitions of entities and/or properties known as: 5 Leaf, LLC, Roots Nursery, Corporation, Mad Creek Farms, LLC, GLML LLC, Timothy Lane, LLC, and 725 11th Street LLC.

3,000,000 of the above options vest upon the Company completing a private placement of common stock for a total of a least $2,500,000.

3,000,000 of the above options vest on 31 December 2018.

Type of Option: ☒ Nonstatutory Stock Option ☐ Incentive Stock Option

Exercise Schedule: ☒ Same as vesting schedule ☐ Early exercisable

Type of Payment:        Cash, check, bank draft, money order or net exercise

(signature page follows)

IN WITNESS WHEREOF, the parties below hereby execute the Option Agreement as of the Date of Grant set forth above.

PARTICIPANT:COMPANY:

GO FUND, LLCNEWBRIDGE GLOBAL VENTURES, INC.

By:                                    By:

Name: Lance DaltonName: Mark Mersman

Title: PresidentTitle: Chief Executive Officer

Attachment 1

NEWBRIDGE GLOBAL VENTURES, INC.

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made as of the Date of Grant set forth on the Notice of Grant of Stock Option to which this Agreement is attached (the “Notice of Grant”) by and between NewBridge Global Ventures, Inc. (the “Company”) and the individual named in the Notice of Grant (the “Participant”).  Defined terms used in this Agreement and not otherwise defined herein shall have the same defined meanings as in the Company’s 2017 Equity Incentive Plan, as amended from time to time (the “Plan”).  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Participant hereby agree as follows:

1.Grant of Option.  The Company hereby grants to the Participant, an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”).  The Option is subject to the terms and conditions of the Plan, which is incorporated herein by reference and which is hereby made a part of the Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  Subject to Section 25(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.Vesting; Accelerated Vesting upon Change in Control.  Subject to the limitations contained herein, the Option will vest as provided in the Notice of Grant, provided that vesting will cease upon the termination of Participant’s continuous status as Service Provider. Notwithstanding any provision in the Plan, upon the occurrence of a Change in Control, any shares of the Option that have not yet vested at such time in accordance with the vesting schedule set forth in the Notice of Grant, shall immediately vest in full.

3.Exercise Restrictions for Non-Exempt Employees.  In the event the Participant is an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (“Non-Exempt Employee”), Participant may not exercise the Option until Participant has completed at least six (6) months of continuous service as an Employee measured from the Date of Grant specified in the Notice of Grant, notwithstanding any other provision of the Option.

4.Exercise of Option.

(a)Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Agreement.

(b)Method of Exercise.  This Option is exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator (as defined in the Company Equity Incentive Plan), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company, accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Exercised Shares.

(c)Early Exercise.  If permitted in the Notice of Grant and subject to the provisions of the Option, Participant may elect at any time that is both (i) during the period of continuous status as a Service Provider and (ii) during the term of the Option, to exercise all or any part of the Option, including any unvested portion of the Option, provided however, that:

(i)A partial exercise of the Option shall be deemed to cover the first vested Shares and then the earliest vesting installment of unvested Shares;

(ii)Any Shares so purchased from installments that have not vested as of the date of exercise shall be deemed Restricted Stock under the Plan and subject to a repurchase option in favor of the Company as described in the Company’s form of Restricted Stock Purchase Agreement; and

(iii)Participant shall enter into the Company’s form of Restricted Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

5.Method of Payment.  Payment of the aggregate Exercise Price is due in full upon exercise of all or any part of the Option.  Payment shall be by one or more of the methods described below, as permitted in the Notice of Grant, at the election of the Participant:

(a)cash, check, bank draft or money order payable to the Company;

(b)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay aggregate exercise price to the Company from the sales proceeds;

(c)by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; provided, further, that Shares covered by an Option will no longer be exercisable to the extent that such Shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to the Participant as a result of such exercise, and (iii) are withheld to satisfy tax withholding obligations;

(d)other Shares, provided Shares acquired directly or indirectly from the Company, (i) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(e)according to a deferred payment or similar arrangement with the Participant; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (i) the imputation of interest income to the Company and compensation income to the Participant under any applicable provisions of the Code, and (ii) the classification of the Option as a liability for financial accounting purposes; or

(f)such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

6.Whole Shares.  Participant may exercise the Option only for whole Shares.

7.Securities Laws Compliance.  Notwithstanding anything to the contrary contained herein, Participant may not exercise the Option unless the Shares issuable upon such exercise are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  Exercise of the Option also must comply with other applicable laws and regulations governing the Option, and Participant may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8.Participant’s Representations, Warranties and Covenants.

(a)Participant has received a copy of the Plan and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.

(b)Participant represents that, in the event the Plan has not been registered under the Securities Act at the time the Option is granted, Participant is familiar with the provisions of Rule 701 promulgated under the Securities Act, which, in substance, provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the issuance of the Option and the exercise thereof will be exempt from registration under the Securities Act.  Participant understands that in the event all of the applicable requirements of Rule 701 are not satisfied, registration under the Securities Act or some exemption therefrom will be required for issuance of the Option and exercise thereof.

(c)In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, make the representations and warranties set forth Exhibit B attached hereto with respect to such Interests.

9.Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

10.Non-Transferability of Option.  Unless registered under the Securities Act or otherwise permitted in writing in advance by the Company, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

11.Term of Option.  This Option may be exercised only within the term of the Option.  The term of the Option commences on the Date of Grant set forth on the Notice of Grant and expires on the earliest to occur of the following:

(a)immediately upon termination of Participant’s continuous status as a Service Provider for Cause;

(b)three (3) months after Participant ceases to be a Service Provider for any reason other than Cause, death or Disability; provided that if during any part of such three (3) month period Participant may not exercise the Option solely because of the condition set forth in Section 0 of this Agreement, the Option shall not expire until the earlier of the Expiration Date set forth on the Notice of Grant or until it shall have been exercisable for an aggregate period of three (3) months after such termination;

(c)twelve (12) months after Participant ceases to be a Service Provider due to Participant’s Disability;

(d)twelve (12) months after Participant’s death if Participant dies either during or within three (3) months after continuous status as a Service Provider;

(e)the Expiration Date indicated on the Notice of Grant; or

(f)the ten-year anniversary of the Date of Grant.

12.Definitions.  For purposes of this Agreement:

(a)“Cause” means (A) Participant’s failure to perform his or her assigned duties or responsibilities as Participant (other than a failure resulting from the Participant’s Disability (as defined below)) 30 days after notice thereof from the Company describing Participant’s failure to perform such duties or responsibilities in reasonable detail; (B) Participant engaging in any act of dishonesty, fraud or misrepresentation that was or is injurious to the Company or its affiliates; (C) Participant’s violation of any federal or state law or regulation applicable to the business of the Company or its affiliates that was or is injurious to the Company or its affiliates; (D) Participant’s failure to cure any breach of any confidentiality agreement or invention assignment agreement between Participant and the Company (or any affiliate of the Company) within 30 days after notice thereof from the Company describing such breach in reasonable detail; or (E) Participant being convicted of, or entering a plea of nolo contendere to, any felony or committing any act of moral turpitude.

(b)“Disability” means a determination by an independent medical doctor (selected by the Company and consented to by Participant or his legal representative, which consent will not be unreasonably withheld), after consultation with Participant’s physician and an examination of Participant, that Participant has for sixty (60) consecutive days been disabled in a manner which renders him substantially unable to perform his responsibilities as an Participant of the Company.

13.Taxes.

(a)Withholding Taxes.  Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)Notice of Disqualifying Disposition of Incentive Stock Option Shares.  If the Option granted to Participant herein is an Incentive Stock Option, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

(c)Code Section 409A.

(i)Under Code Section 409A, an option that is granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discounted option”) may be considered “deferred compensation” (as defined in Code Section 409A).  An option that is a “discounted option” (as defined in Code Section 409A) may result in (a) income recognition by Participant (if they are a U.S. taxpayer) prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

(ii)The Board reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally alter or modify this Agreement to ensure that all Options provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Options will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Options.

14.Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This Agreement is governed by the internal substantive laws but not the conflict of law rules of Delaware. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Utah and agree that such litigation shall be conducted only in the state and federal courts of Utah, and no other courts, where this grant is made or to be performed.

15.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16.Electronic Delivery.  The Company may, in its sole discretion, deliver any documents related to the Participant’s participation in the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17.Not a Service Contract.  The Option is not an employment or service contract, and nothing in the Option shall be deemed to create in any way whatsoever any obligation for Participant to continue in the employ of the Company or an affiliate, or for the Company or an affiliate to continue Participant’s employment.  In addition, nothing in the Option shall obligate the Company or an affiliate, their respective stockholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an affiliate.

18.Severability.  The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(Signatures Set forth on the Notice of Grant)

Exhibit A

NEWBRIDGE GLOBAL VENTURES, INC.

EXERCISE NOTICE

NEWBRIDGE GLOBAL VENTURES, INC.

Attention: _______________

1.Exercise of Option.  Effective as of today, _________________, the undersigned (“Participant”) hereby elects to purchase _________ shares of the Common Stock (the “Shares”) of Nabufit Global, Inc. (the “Company”) under and pursuant to the 2017 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated _________________ (the “Agreement”).  The exercise price for the Shares is $_________________ (the “Exercise Price”) as required by the Agreement.

2.Delivery of Payment.  Participant herewith delivers to the Company the full Exercise Price for the Shares and any and all withholding taxes to be paid in connection with the exercise of the Option.

3.Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4.Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Shares so acquired shall be issued to the Participant as soon as practicable after exercise of the Option.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 0 (the “Right of First Refusal”).

(a)Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (each, a “Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 0 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the board of directors of the Company in good faith.

(d)Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company or its assignee(s) as provided in this Section 0, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 0 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)Exception for Certain Family Transfers.  Notwithstanding anything to the contrary contained in this Section 0, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Holder’s spouse, child, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, grandfather, grandmother, grandchild, cousin, aunt, uncle, niece, nephew, stepchild, or to a trust or other similar estate planning vehicle for the benefit of the Holder or any such person, shall be exempt from the provisions of this Section 0; provided that, in such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 0, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 0.

(g)Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control (as defined in the Plan) in which the successor corporation has equity securities that are publicly traded.

6.Participant’s Representations.  In the event the Shares have not been registered under the Securities Act as of the date of this Exercise Notice, the Participant hereby, if required by the

Company, makes representations set forth on the Investment Representation Statement attached to the Agreement as Exhibit B with respect to the Shares.

7.Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

8.Lock-Up Period.

(a)Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares held by Participant (other than those included in the registration) during the 180-day period (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) following the effective date of the first registration statement of the Company filed under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

(b)Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 0 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

9.Restrictions on Transfer and Stop-Transfer Orders.

(a)Restrictions.  Except for transfers not involving a change in beneficial ownership, Participant agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Shares, or any beneficial interest therein, unless and until:

(i)There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)Participant shall have given prior written notice to the Company of Participant’s intention to make such disposition, shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, shall have furnished the Company, at Participant’s expense, with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Shares under the Securities Act.

(b)Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AND A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AS SET FORTH IN THE EXERCISE NOTICE BY THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND LOCK-UP PERIOD ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c)Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to this Exercise Notice, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d)Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11.Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12.Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws but not the conflict of law rules, of Delaware.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, such provision shall be severed from this Exercise Notice and the remaining provisions will continue in full force and effect.

13.Entire Agreement.  The Plan and the Agreement are incorporated herein by reference.  Any capitalized terms used but not defined herein shall have the meaning given them in the Plan.  This Exercise Notice, the Plan, the Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:Accepted by:

PARTICIPANT:COMPANY:

Go Fund LLCNEWBRIDGE GLOBAL VENTURES, INC.

Signature:                                   Signature:

Name: Lance Dalton                   Name:

PresidentTitle:

Exhibit B

INVESTMENT REPRESENTATION STATEMENT

1Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Participant is acquiring the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

2Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future.  Participant further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Shares.  Participant understands that the certificate evidencing the Shares will be imprinted with any legend required under applicable state securities laws.

3Participant is familiar with the provisions of Rule 144 promulgated under the Securities Act which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to resell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

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